EXHIBIT 99.1

Appendix A

Licenses and Permits

State	Owned or Affiliated Entity Name	Licensed Address	Type	License #	Expiration Date	Regulator
CA	Hyperion Healing, LLC	712 Lincoln Blvd. Venice, CA 90291	Dept. of Cannabis Regulation (DCR) License	0002274403-0001-9	11/2/2022	LA Department of Cannabis Regulation
CA	Leef Industries, LLC	3700 E. Vista Chino, Unit D Palm Springs, CA 92262	Local Cannabis Related Businesses and Activities Permit	C-2017-015	3/31/2022	City of Palm Springs
MA	Life Essence, Inc.	142 Southbridge ST. Worcester, MA 01068	Final Marijuana Retailer License	MR282049	5/13/2022	Massachusetts Cannabis Control Commission
CA	805 Beach Breaks, Inc.	1053 Highland Way Grover Beach, CA 93433	Commercial Cannabis Permit	Letter only no #	5/18/2022	City of Grover Beach
CA	Harvest of Napa, Inc.	2449 2nd St. Napa, CA 94559	Provisional State Medical - Retailer License	C10-0000184-LIC	6/11/2022	California Department of Cannabis Control
MA	Life Essence, Inc.	56 Canal St. Holyoke, MA 01040	Final Marijuana Product Manufacturing License	MP281624	6/19/2022	Massachusetts Cannabis Control Commission
MA	Life Essence, Inc.	56 Canal St. Holyoke, MA 01040	Final Marijuana Cultivation Tier 9/Indoor License (70,001-80,000 sq. ft.)	MC281999	6/19/2022	Massachusetts Cannabis Control Commission
MA	Life Essence, Inc.	216 N. King St. Northampton, MA 01060	Final Marijuana Retailer Establishment License	MR282981	6/19/2022	Massachusetts Cannabis Control Commission
PA	Agrimed Industries of PA, LLC	280 Thomas Road Carmichaels, PA 15320	Medical Marijuana Grower/Processor Permit	GP-5012-17	6/20/2022	Commonwealth of Pennsylvania Department of Health
PA	Franklin Labs, LLC	1800 Centre Ave. Reading, PA 19601	Medical Marijuana Grower/Processor Permit	GP-1017-17	6/20/2022	Commonwealth of Pennsylvania Department of Health
PA	PurePenn LLC	511 Industry Rd. McKeesport, PA 15132	Medical Marijuana Grower/Processor Permit	GP-5016-17	6/20/2022	Commonwealth of Pennsylvania Department of Health
CA	805 Beach Breaks, Inc.	1053 Highland Way Grover Beach, CA 93433	Provisional State Adult-Use/Medical - Retailer License	C10-0000270-LIC	6/23/2022	California Department of Cannabis Control

CO	Harvest of Colorado, LLC	5231 Monroe Street, Suite 100 & 205	Retail Marijuana Products Manufacturer	404R-00066	6/25/2022	State of Colorado Department of Revenue Marijuana Enforcement Division
CO	Harvest of Colorado, LLC	5231 Monroe Street, Suite 100 & 205	Medical Marijuana Products Manufacturer	404-00048	6/28/2022	State of Colorado Department of Revenue Marijuana Enforcement Division
PA	Chamounix Ventures, LLC	420 W. Lancaster Avenue Devon, PA 19333	Medical Marijuana Dispensary Permit (for multiple locations)	D-1067-17 (1 of 3 locations)	6/29/2022	Commonwealth of Pennsylvania Department of Health
PA	Chamounix Ventures, LLC	300 Packer Ave. Philadelphia, PA 19148	Medical Marijuana Dispensary Permit (for multiple locations)	D-1067-17 (2 of 3 locations)	6/29/2022	Commonwealth of Pennsylvania Department of Health
PA	Chamounix Ventures, LLC	102 Hansen Access Rd. King of Prussia, PA 19406	Medical Marijuana Dispensary Permit (for multiple locations)	D-1067-17 (3 of 3 locations)	6/29/2022	Commonwealth of Pennsylvania Department of Health
PA	Keystone Relief Centers, LLC	200 Adios Drive, Suite 20 Washington, PA 15301	Medical Marijuana Dispensary Permit (for multiple locations)	D-5050-17 (1 of 3 locations)	6/29/2022	Commonwealth of Pennsylvania Department of Health
PA	Keystone Relief Centers, LLC	5600 Forward Ave. Pittsburgh, PA 15127	Medical Marijuana Dispensary Permit (for multiple locations)	D-5050-17 (2 of 3 locations)	6/29/2022	Commonwealth of Pennsylvania Department of Health
PA	Keystone Relief Centers, LLC	22095 Perry Hwy. #301 Zelienople, PA 16063	Medical Marijuana Dispensary Permit (for multiple locations)	D-5050-17 (3 of 3 locations)	6/29/2022	Commonwealth of Pennsylvania Department of Health
PA	SMPB Retail, LLC	3225 N. 5th St. Hwy., Suite 1 Reading, PA 19605 (primary location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D-1050-17	6/29/2022	Commonwealth of Pennsylvania Department of Health
PA	SMPB Retail, LLC	826 W. Dekalb Pike King of Prussia, PA 19406 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D-1050-17	6/29/2022	Commonwealth of Pennsylvania Department of Health

PA	SMPB Retail, LLC	501-505 S. Broad St. Philadelphia, PA 19147 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D-1050-17	6/29/2022	Commonwealth of Pennsylvania Department of Health
CA	805 Beach Breaks, Inc.	1053 Highland Way Grover Beach, CA 93433	Business License and Tax Certificate	116121	6/30/2022	City of San Luis Obispo
MA	Life Essence, Inc.	85 Worcestor Rd. Framingham, MA 01702	Final Marijuana Retailer License	MR283110	7/20/2022	Massachusetts Cannabis Control Commission
FL	Trulieve, Inc.	3494 Martin Hurst Dr. Tallahassee, FL 32312	Medical Marijuana Treatment Center License (vertical - multiple dispensaries)	MMTC-2015-0005	7/24/2022	Florida Department of Health, Office of Medical Marijuana Use
CA	Harvest of Napa, Inc.	2449 2nd St. Napa, CA 94559	Cannabis Establishment Clearance Certificate	MMD20-0003	8/6/2022	City of Napa
CA	Harvest of Napa, Inc.	1720 Tanen St. Napa, CA 94559	Cannabis Establishment Clearance Certificate	MMD21-0002	8/6/2022	City of Napa
AZ	AD, LLC (CHAA #59)	2630 W. Indian School Rd. Phoenix, AZ 85017	State Retail License - Medical (includes Edible Authorization)	00000092DCEG00124317	8/7/2022	Arizona Department of Health Services
AZ	Byer's Dispensary, Inc. (CHAA # 40)	15190 N. Hayden Rd. Scottsdale, AZ 85260	State Retail License - Medical (includes Edible Authorization)	00000054DCOV00321891	8/7/2022	Arizona Department of Health Services
AZ	Byer's Dispensary, Inc. (CHAA # 40)	2051 W. State Route 260 Camp Verde, AZ 86322	State Cultivation License - Medical	00000054DCOV00321891	8/7/2022	Arizona Department of Health Services
AZ	Green Desert Patient Center of Peoria, Inc. (CHAA # 41)	9275 W. Peoria Ae., Suite 104 Peoria, AZ 85345	State Retail License - Medical (includes Edible Authorization)	00000023DCAK00675039	8/7/2022	Arizona Department of Health Services
AZ	Green Sky Patient Center of Scottsdale, Inc. (CHAA # 40)	7320 E. Butherus Dr., Suite 100 Scottsdale, AZ 85260	State Retail License - Medical (includes Edible Authorization)	00000022DCRX00190936	8/7/2022	Arizona Department of Health Services
AZ	High Desert Healing, LLC (CHAA # 62)	3828 S. Vermeersch Rd. Avondale, AZ 85323	State Retail License - Medical (includes Edible Authorization)	00000007DCWH00607422	8/7/2022	Arizona Department of Health Services
AZ	High Desert Healing, LLC (CHAA # 80)	13433 E. Chandler Blvd., Suite A Chandler, AZ 85225	State Retail License - Medical (includes Edible Authorization)	00000005DCMV00766195	8/7/2022	Arizona Department of Health Services
AZ	Medical Pain Relief, Inc. (CHAA # 99)	1860 E. Salk Dr., Suite B-1 Casa Grande, AZ 85122	State Retail License - Medical	00000044DCCJ00900645	8/7/2022	Arizona Department of Health Services
AZ	Nature Med, Inc. (CHAA # 71)	1821 W. Baseline Rd. Guadalupe, AZ 85283	State Retail License - Medical (includes Edible Authorization)	00000018DCST00941489	8/7/2022	Arizona Department of Health Services

AZ	Purplemed, Inc.	1010 S. Freeway, Suite 130 Tucson, AZ 85745	State medical license - Dispense (includes edibles authorization)	0000056DCLD00291476	8/7/2022	Arizona Department of Health Services
AZ	Purplemed, Inc.	3615 Golf Links Rd. Ste 107, Tuscon AZ 85713	state medical license (cultivation)	0000056DCLD00291476	8/7/2022	Arizona Department of Health Services
AZ	The Giving Tree Wellness Center of Mesa, Inc (CHAA # 73)	938 E. Juanita Ave. Mesa, AZ 85204	State Retail License - Medical (includes Edible Authorization)	00000084DCXM00601985	8/7/2022	Arizona Department of Health Services
CA	Holdings of Harvest CA, LLC	312 N. Palm Canyon Dr. Palm Springs, CA 92262	Provisional Adult-Use and Medical - Retailer License	C10-0000593-LIC	8/28/2022	California Department of Cannabis Control
CA	Hyperion Healing, LLC	712 Lincoln Blvd. Venice, CA 90291	Provisional Adult Use and Medical Cannabis - Retailer License	C10-0000592-LIC	8/28/2022	California Department of Cannabis Control
CA	Holdings of Harvest CA, LLC	312 N. Palm Canyon Dr. Palm Springs, CA 92262	Cannabis Related Businesses and Activities Permit	C-2018-027	9/30/2022	City of Palm Springs
WV	Trulieve WV, Inc.	8102 Fraziers Lane Lesage, WV 25537	Medical Cannabis Grower Permit	G200004	10/1/2022	West Virginia Dept. of Health and Human Services, Office of Medical Cannabis
MA	Life Essence, Inc.	Final Cult/Grow at 56 Canal St. Holyoke, MA 01040	Final Medical Marijuana Treatment Center License (vertical: grow, processor & 3 dispensaries) (see below)	MTC1365 (1 of 4 locations)	10/14/2022	Massachusetts Cannabis Control Commission
MA	Life Essence, Inc.	Dispensing at: Final: 216 N. King St. Northampton, MA 01060	Final Medical Marijuana Treatment Center License (vertical: grow, processor & 3 dispensaries) (see below)	MTC1365 (2 of 4 locations)	10/14/2022	Massachusetts Cannabis Control Commission
MA	Life Essence, Inc.	COL Approved for (needs PPFLI): 85 Worcestor Rd. Framingham, MA 01702	Final Medical Marijuana Treatment Center License (vertical: grow, processor & 3 dispensaries) (see below)	MTC1365 (3 of 4 locations)	10/14/2022	Massachusetts Cannabis Control Commission
MA	Life Essence, Inc.	Dispensing at: Provisional: 142 Southbridge Street, Worcester, MA 01608	Final Medical Marijuana Treatment Center License (vertical: grow, processor & 3 dispensaries) (see below)	MTC1365 (4 of 4 locatoins)	10/14/2022	Massachusetts Cannabis Control Commission
WV	Trulieve WV, Inc.	8102 Fraziers Lane Lesage, WV 25537	Medical Cannabis Processor Permit	P060009	11/12/2022	West Virginia Dept. of Health and Human Services, Office of Medical Cannabis
CA	Leef Industries LLC	3700 E. Vista Chino, Unit D Palm Springs, CA 92262	State Cannabis Retailer License	C10-0000004-LIC	11/18/2022	California Department of Cannabis Control

MA	Life Essence, Inc.	85 Worcestor Rd. Framingham, MA 01702	Adult - use Marijuana Operating Permit	MOP 2022-3	11/20/2022	City of Framingham Public Health Department
PA	Harvest of Northeast PA, LLC	340 S. Washington St. Scranton, PA 18505 (primary location under this license)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-2018	12/18/2022	Commonwealth of Pennsylvania Department of Health
PA	Harvest of Northeast PA, LLC	1809 MacArthur Rd. Whitehall, PA 18052 (additional location under the permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-2018	12/18/2022	Commonwealth of Pennsylvania Department of Health
PA	Harvest of South Central PA, LLC	2500-2504 N. 6th St. Harrisburg, PA 17110 (primary location for this license)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-3011	12/18/2022	Commonwealth of Pennsylvania Department of Health
PA	Harvest of South Central PA, LLC	3401 Hartzdale Drive Camp Hill, PA 17011 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-3011	12/18/2022	Commonwealth of Pennsylvania Department of Health
PA	Harvest of South Central PA, LLC	2300 E. Market St. Suite 10 York, PA 17402 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-3011	12/18/2022	Commonwealth of Pennsylvania Department of Health
PA	Harvest of Southeast PA, LLC	201 Lancaster Ave. Reading, PA 19611 (primary location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-1020	12/18/2022	Commonwealth of Pennsylvania Department of Health
PA	Harvest of Southwest PA, LLC	339 Main St. Johnstown, PA 15901 (primary location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-5017	12/18/2022	Commonwealth of Pennsylvania Department of Health
PA	Harvest of Southwest PA, LLC	20269 Route 19 N. Cranberry Township, PA 16066 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-5017	12/18/2022	Commonwealth of Pennsylvania Department of Health
PA	Harvest of Southwest PA, LLC	200 Federal St. Pittsburgh, PA 15212 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-5017	12/18/2022	Commonwealth of Pennsylvania Department of Health
CA	805 Beach Breaks, Inc.	1053 Highland Way Grover Beach, CA 93433	Business License	BL21-0349	12/31/2022	City of Atascadero
AZ	Abedon Saiz, LLC (CHAA #8)	1691 Industrial Blvd. Lake Havasu City, AZ 86404	State Retail License - Recreational	00000052ESLX15969554	1/21/2023	Arizona Department of Health Services
AZ	Abedon Saiz, LLC (CHAA #8)	143 North Miami Dr. Miami, AZ 85539	State Cultivation License - Recreational	00000052ESLX15969554	1/21/2023	Arizona Department of Health Services

AZ	AD, LLC (CHAA #59)	2630 W. Indian School Rd. Phoenix, AZ 85017	State Retail License - Recreational	00000006ESWX56565424	1/21/2023	Arizona Department of Health Services
AZ	AD, LLC (CHAA #59)	12225 W. Peoria Ave. El Mirage, AZ 85335	State Cultivation and Manufacturing License - Recreational	00000006ESWX56565424	1/21/2023	Arizona Department of Health Services
AZ	Byer's Dispensary, Inc. (CHAA # 40)	15190 N. Hayden Rd. Scottsdale, AZ 85260	State Retail License - Recreational	00000003ESPF54627423	1/21/2023	Arizona Department of Health Services
AZ	Fort Mountain Consulting, LLC (CHAA #51) (N/O)	Apn 501-47-012q, El Mirage, AZ 85335 (Tucson 22nd St)	State Retail License - Recreational	00000016ESBY46918805	1/21/2023	Arizona Department of Health Services
AZ	Green Desert Patient Center of Peoria, Inc. (CHAA # 41)	9275 W. Peoria Ae., Suite 104 Peoria, AZ 85345	State Retail License - Recreational	00000082ESUB29429633	1/21/2023	Arizona Department of Health Services
AZ	Green Desert Patient Center of Peoria, Inc. (CHAA # 41)	5655 E. Gaskill Rd. Wilcox, AZ 85643	Status Cultivation License - Recreational	00000082ESUB29429633	1/21/2023	Arizona Department of Health Services
AZ	Green Sky Patient Center of Scottsdale, Inc. (CHAA # 40)	7320 E. Butherus Dr., Suite 100 Scottsdale, AZ 85260	State Retail License - Recreational	00000081ESLT56066782	1/21/2023	Arizona Department of Health Services
AZ	Green Sky Patient Center of Scottsdale, Inc. (CHAA # 40)	2512 E. Magnolia St. Phoenix, AZ 85034	State Cultivation License - Recreational	00000081ESLT56066782	1/21/2023	Arizona Department of Health Services
AZ	High Desert Healing, LLC (CHAA # 62)	3828 S. Vermeersch Rd. Avondale, AZ 85323	State Retail License - Recreational	00000014ESNA15249640	1/21/2023	Arizona Department of Health Services
AZ	High Desert Healing, LLC (CHAA # 62)	13454 N. Black Canyon Hwy. Phoenix, AZ 85029	State Cultivation License - Recreational	00000014ESNA15249640	1/21/2023	Arizona Department of Health Services
AZ	High Desert Healing, LLC (CHAA # 80)	13433 E. Chandler Blvd., Suite A Chandler, AZ 85225	State Retail License - Recreational	00000007ESWD35270682	1/21/2023	Arizona Department of Health Services
AZ	High Desert Healing, LLC (CHAA # 80)	770 E. Evans Blvd. Tucson, AZ 85713	State Cultivation License - Recreational	00000007ESWD35270682	1/21/2023	Arizona Department of Health Services
AZ	Kwerles, Inc. (CHAA # 93)	2017 W. Peoria Ave., Suite A Phoenix, AZ 85029	State Retail License - Recreational	00000005ESIN89499585	1/21/2023	Arizona Department of Health Services
AZ	Kwerles, Inc. (CHAA # 93)	2017 W. Peoria Ave., Suite A Phoenix, AZ 85029	State Manufacturing License (Kitchen Only) - Recreational	00000005ESIN89499585	1/21/2023	Arizona Department of Health Services
AZ	Medical Pain Relief, Inc. (CHAA # 99)	1860 E. Salk Dr., Suite B-1 Casa Grande, AZ 85122	State Retail License - Recreational	00000010ESIR42914838	1/21/2023	Arizona Department of Health Services

AZ	Medical Pain Relief, Inc. (CHAA # 99)	1101 N. 21st Ave. Phoenix, AZ 85009	State Cultivation License - Recreational	00000010ESIR42914838	1/21/2023	Arizona Department of Health Services
AZ	Mohave Valley Consulting, LLC (CHAA #60) (N/O)	1625 N 51st Ave , Phoenix, AZ 85035 (Pheonix - 7th St.)	State Retail License - Recreational	00000017ESMI32133238	1/21/2023	Arizona Department of Health Services
AZ	Nature Med, Inc. (CHAA # 71)	1821 W. Baseline Rd. Guadalupe, AZ 85283	State Retail License - Recreational	00000056ESPE92908314	1/21/2023	Arizona Department of Health Services
AZ	Nature Med, Inc. (CHAA # 71)	300 E. Cherry St. Cottonwood, AZ 86326	State Cultivation License - Recreational	00000056ESPE92908314	1/21/2023	Arizona Department of Health Services
AZ	Pahana, Inc. (CHAA # 45)	13631 N. 59th Ave., Unit B110 Glendale, AZ 85304	State Retail License - Recreational	00000018ESKD27426528	1/21/2023	Arizona Department of Health Services
AZ	Pahana, Inc. (CHAA # 45)	57 N. 57th Dr. Phoenix, AZ 85053	State Cultivation License - Recreational	00000018ESKD27426528	1/21/2023	Arizona Department of Health Services
AZ	Patient Care Center 301, Inc. (CHAA # 109)	2734 E. Grant Rd. Tucson, AZ 85716	State Retail License - Recreational	00000004ESAN63639048	1/21/2023	Arizona Department of Health Services
AZ	Patient Care Center 301, Inc. (CHAA # 109)	4002 N. 36th Ave., Unit 100 Phoenix, AZ 85019	State Cultivation License - Recreational	00000004ESAN63639048	1/21/2023	Arizona Department of Health Services
AZ	Sherri Dunn, LLC (CHAA # 26)	2400 Arizona 89A Cottonwood, AZ 86326	State Retail License - Recreational	00000055ESFL28376770	1/21/2023	Arizona Department of Health Services
AZ	Svaccha, LLC (CHAA # 74)	1985 W. Apache Trail, Unit 4/4A Apache Junction, AZ 85120	State Retail License - Recreational	00000011ESVC04035599	1/21/2023	Arizona Department of Health Services
AZ	Svaccha, LLC (CHAA # 92)	710 W. Elliot Rd., Sts. 102 & 103 Tempe, AZ 85284	State Retail License - Recreational	00000009ESJA48286920	1/21/2023	Arizona Department of Health Services
AZ	Svaccha, LLC (CHAA # 92)	4860 N. Ken Morey Dr., Bldg 1 & 2 Bellemont, AZ 86015	State Cultivation and Manufacturing License - Recreational	00000009ESJA48286920	1/21/2023	Arizona Department of Health Services
AZ	Sweet 5, LLC (CHAA #47)	1150 W. McLellan Rd. Mesa North, AZ 85201	State Retail License - Recreational	00000013ESHH20255089	1/21/2023	Arizona Department of Health Services
AZ	The Giving Tree Wellness Center of Mesa, Inc (CHAA # 73)	938 E. Juanita Ave. Mesa, AZ 85204	State Retail License - Recreational	00000008ESJT20615662	1/21/2023	Arizona Department of Health Services
WV	Mountaineer Holding LLC	2700 E. DuPont Avenue, Suite 9 Belle, WV 25015	Medical Cannabis Dispensary Permit	D200040	1/28/2023	West Virginia Dept. of Health and Human Services, Office of Medical Cannabis

WV	Mountaineer Holding LLC	2 Putnam Village Dr., Sts. 2 3 Hurricane, WV 25526	Medical Cannabis Dispensary Permit	D540041	1/28/2023	West Virginia Dept. of Health and Human Services, Office of Medical Cannabis
WV	Solevo Wellness West Virginia, LLC	1054A Maple Drive Morgantown, WV 26505	Medical Cannabis Dispensary Permit	D310098	1/28/2023	West Virginia Dept. of Health and Human Services, Office of Medical Cannabis
WV	Trulieve WV, Inc.	29 N. Locust St. Buckhannon, WV 26201	Medical Cannabis Dispensary Permit	D490079	1/28/2023	West Virginia Dept. of Health and Human Services, Office of Medical Cannabis
WV	Trulieve WV, Inc.	1397 Earl Core Road Morgantown, WV 26505	Medical Cannabis Dispensary Permit	D310080	1/28/2023	West Virginia Dept. of Health and Human Services, Office of Medical Cannabis
WV	Trulieve WV, Inc.	137 Staunton Dr. Weston, WV 26452	Medical Cannabis Dispensary Permit	D310081	1/28/2023	West Virginia Dept. of Health and Human Services, Office of Medical Cannabis
WV	Trulieve WV, Inc.	525 Granville Sq., Suite 101 Morgantown, WV 26501	Medical Cannabis Dispensary Permit	D310099	1/28/2023	West Virginia Dept. of Health and Human Services, Office of Medical Cannabis
WV	Trulieve WV, Inc.	4701 MacCorkle Ave SW S. Charleston, WV 25309	Medical Cannabis Dispensary Permit	D200078	1/28/2023	West Virginia Dept. of Health and Human Services, Office of Medical Cannabis
WV	Trulieve WV, Inc.	152 Park Center Drive Parkersburg, WV 26101	Medical Cannabis Dispensary Permit	D540100	1/28/2023	West Virginia Dept. of Health and Human Services, Office of Medical Cannabis
NV	Harvest of Nevada, LLC	450 N. Industrial Way West Wendover, NV 89883	Provisional Recreational Cannabis Cultivation License	99035327095322531404	2/5/2023	State of Nevada Cannabis Compliance Board
NV	Harvest of Nevada, LLC	450 N. Industrial Way West Wendover, NV 89883	Provisional Recreational Cannabis Production License	9.90353E+18	2/5/2023	State of Nevada Cannabis Compliance Board

NV	Harvest of Nevada, LLC	450 N. Industrial Way West Wendover, NV 89883	Provisional Medical Cannabis Cultivation License	02453409930064080151	2/5/2023	State of Nevada Cannabis Compliance Board
NV	Harvest of Nevada, LLC	450 N. Industrial Way West Wendover, NV 89883	Provisional Medical Cannabis Production License	44157619491235161364	2/5/2023	State of Nevada Cannabis Compliance Board
CA	Harvest of Pasadena, LLC	169 W. Colorado Blvd. Pasadena, CA 91105	Commercial Cannabis Permit	C10-0000960-LIC	2/15/2023	California Department of Cannabis Control
CA	Harvest of Pasadena, LLC	169 W. Colorado Blvd. Pasadena, CA 91105	Commercial Cannabis Permit	2020-01	2/17/2023	City of Pasadena
CO	Harvest of Colorado, LLC	5231 Monroe Street, Suite 100 & 205	Business License for Medical Manufacturing	2022-BFN-0001501 (prev: 2013-BFN-1068395)	2/24/2023	City and County of Denver Department of Excise and Licenses
CO	Harvest of Colorado, LLC	5231 Monroe Street, Suite 100 & 205	Business License for Retail Manufacturing	2022-BFN-0001533 (prev: 2014-BFN-1073525)	2/24/2023	City and County of Denver Department of Excise and Licenses
AZ	Purplemed, Inc.	1010 S. Freeway, Suite 130 Tucson, AZ 85745	Adult use - Retail	00000130ESFL12611544	3/6/2023	Arizona Department of Health Services
MD	Trulieve MD Cultivation, LLC f/k/a Harvest of Maryland Cultivation, LLC	35 South St. Hancock, MD 21750	State Medical Cannabis Cultivation License	G-17-00003	8/14/2023	Maryland Medical Cannabis Commission
AZ	Abedon Saiz, LLC (CHAA #8)	1691 Industrial Blvd. Lake Havasu City, AZ 86404	State Retail License - Medical (includes Edible Authorization)	000000135DCSM00130984	10/6/2023	Arizona Department of Health Services
AZ	Fort Mountain Consulting, LLC (CHAA #51) (N/O)	Apn 501-47-012q, El Mirage, AZ 85335 (Tucson 22nd St)	State Retail License - Medical	00000134DCUJ00307958	10/6/2023	Arizona Department of Health Services
AZ	Kwerles, Inc. (CHAA # 93)	2017 W. Peoria Ave., Suite A Phoenix, AZ 85029	State Retail License - Medical	00000125DCWD00787544	10/6/2023	Arizona Department of Health Services
AZ	Mohave Valley Consulting, LLC (CHAA #60) (N/O)	1625 N 51st Ave , Phoenix, AZ 85035 (Pheonix - 7th St.)	State Retail License - Medical	00000121DCLW00319285	10/6/2023	Arizona Department of Health Services
AZ	Pahana, Inc. (CHAA # 45)	13631 N. 59th Ave., Unit B110 Glendale, AZ 85304	State Retail License - Medical (includes Edible Authorization)	000000129DCKL00602472	10/6/2023	Arizona Department of Health Services
AZ	Patient Care Center 301, Inc. (CHAA # 109)	2734 E. Grant Rd. Tucson, AZ 85716	State Retail License - Medical (includes Edible Authorization)	000000127DCSS00185167	10/6/2023	Arizona Department of Health Services

AZ	Sherri Dunn, LLC (CHAA # 26)	2400 Arizona 89A Cottonwood, AZ 86326	State Retail License - Medical (includes Edible Authorization)	000000124DCKQ00697385	10/6/2023	Arizona Department of Health Services
AZ	Svaccha, LLC (CHAA # 74)	1985 W. Apache Trail, Unit 4/4A Apache Junction, AZ 85120	State Retail License - Medical (includes Edible Authorization)	000000137DCOF00188324	10/6/2023	Arizona Department of Health Services
AZ	Svaccha, LLC (CHAA # 92)	710 W. Elliot Rd., Sts. 102 & 103 Tempe, AZ 85284	State Retail License - Medical (includes Edible Authorization)	000000120DCEQ00578528	10/6/2023	Arizona Department of Health Services
AZ	Sweet 5, LLC (CHAA #47)	1150 W. McLellan Rd. Mesa North, AZ 85201	State Retail License - Medical	00000115DCGL00377020	10/6/2023	Arizona Department of Health Services
MD	Trulieve MD Dispensary 3, LLC f/k/a Harvest of Maryland Dispensary, LLC	12200 Rockville Pike Rockville, MD 20852	State Medical Cannabis Dispensary License	D-17-00017	12/14/2023	Maryland Medical Cannabis Commission
MD	Trulieve MD Dispensary 2, LLC f/k/a CWS, LLC (Your Farmacy)	1526 York Road Lutherville, MD 21093	State Medical Cannabis Dispensary License	D-18-00015	2/22/2024	Maryland Medical Cannabis Commission
MD	Trulieve MD Dispensary 1, LLC f/k/a AmediCanna Dispensary LLC	3531 Washington Blvd., Suite 112 Halethorpe, MD 21227	State Medical Cannabis Dispensary License	D-18-00027	5/24/2024	Maryland Medical Cannabis Commission
MD	Harvest of Maryland Production, LLC	11 South St. Hancock, MD 21750	State Medical Cannabis Production License	P-19-00001	3/28/2025	Maryland Medical Cannabis Commission